SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCOA	OTC Markets: OTCQB

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Delayed Filing of Annual Report on Form 10-K and Reliance on Order Regarding 45-Day Extension

As an amendment to its Form 8-K filed March 30, 2020, Marijuana Company of America, Inc. (the “Company”) files this Amended Current Report on Form 8-K (“Report”) in reliance on the Securities and Exchange Commission (“SEC”) order dated March 25, 2020, Release No. 34-88465. The purpose of this Report is to notify investors and the public at large of its inability to timely file its Annual Report on Form 10-K for the 2019 Fiscal Year (“Annual Report”) due to the circumstances related to the novel coronavirus known as COVID-19.

The Company is based in California. On March 18, 2020, Governor Gavin Newsom of California issued a “Stay at Home” order due to the novel coronavirus. This Order has hampered the Company’s ability to conduct necessary work to finalize its audited financial statements, and otherwise finalize its Annual Report.

Separately, some of the Company’s financiers and banks are located in New York City. On March 30, 2020, Governor Andrew M. Cuomo extended an existing quarantine and “Stay at Home” order for all of New York City through April 15, 2020. As a direct result, the Company has been unable to confirm and complete accounting for its annual audit to complete its Form 10-K timely.

Lastly, the Company’s independent auditors have staff who just returned to the United States from China, and who now have limited access to their offices here in the United States which could affect the timely completion of the annual audit.

As a result, the Company anticipates filing its Annual Report on or before May 14, 2020. The Company also provides the following risk factor related to the novel coronavirus below.

Risk Factor

The Novel Coronavirus May Adversely Affect the Company and its Business

The Company is based in Escondido, California. The novel coronavirus known as COVID-19 (the “Coronavirus”) has caused the Governor of the State of California to issue a “Stay at Home” order requiring, in short, all nonessential business to close and for individuals to stay in their homes but for certain, necessary activities. This order affects the Company, as well as its clients, suppliers, and employees, and may adversely affect the Company’s business or the Company’s ability to operate. Further government intervention or regulation may significantly impact the Company’s ability to operate. Investors and potential investors should consider the current governmental regulations, as well as the possibility of additional intervention, in owning or purchasing the Company’s stock.

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Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
20.1	Statement: J. Quintero	Filed Herewith
20.2	Statement: L&L CPAs	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 1, 2020

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus Quintero

Jesus Quintero

(Principal Executive Officer)

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